UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2018

NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380
(Address of Principal Executive Offices) (Zip Code)

(713) 574-1880
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On August 24, 2018,  NextDecade Corporation (the “Company”) dismissed its independent registered public accounting firm, Marcum LLP (“Marcum”). The decision to dismiss Marcum was recommended and approved by the Audit and Risk Committee of the Company’s Board of Directors.

 Marcum’s audit report on the consolidated financial statements of the Company as of and for the year ended December 31, 2017 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

 Marcum’s audit report on the financial statements of the Company (formerly known as Harmony Merger Corp.)  as of and for the year ended December 31, 2016 included an explanatory paragraph describing an uncertainty as to the Company’s ability to continue as a going concern.  Prior to the Company’s acquisition of NextDecade LNG, LLC in July 2017,  it was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934).

During the years ended December 31, 2017 and 2016 and the subsequent interim period through August 24, 2018,  there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in their reports on the Company’s financial statements nor (ii) any reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Marcum with a copy of the disclosures contained in this Current Report on Form 8-K and requested in writing that Marcum furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agreed with the statements made herein. Marcum provided a letter, dated August 29, 2018, which letter is attached hereto as Exhibit 16.1.

(b)	Engagement of New Independent Registered Public Accounting Firm

On August 24, 2018, the Audit and Risk Committee of the Company’s Board of Directors unanimously approved the appointment of Grant Thornton LLP (“Grant Thornton”) as its independent registered public accounting firm.

During the Company’s fiscal years ended December 31, 2017 and 2016 and during the subsequent interim period from January 1, 2018 through August 24, 2018, neither the Company nor anyone on its behalf consulted Granted Thornton on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) was either the subject of a “disagreement”, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.            Financial Statements and Exhibits.

(d)  Exhibits.

16.1	Letter from Marcum LLP, dated as of August 29, 2018, to the U.S. Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2018

NEXTDECADE CORPORATION

By:	/s/ Krysta De Lima
Name: Krysta De Lima
Title: General Counsel